SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 16, 1999


                           IWERKS ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-22558                95-4439361
(State or Other Jurisdiction       (Commission            (IRS Employer
    of Incorporation)              File Number)         Identification No.)


                            4540 West Valerio Street
                         Burbank, California 91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

      The Registrant and U.S. Stock Transfer Corporation (the "Rights Agent") entered into a Rights Agreement Amendment dated as of July 16, 1999 (the "Amendment") to that certain Rights Agreement dated as of May 22, 1995, as amended by Amendment to Rights Agreement dated July 15, 1997 (as amended, the "Rights Agreement") between the Registrant and the Rights Agent. The Amendment provides that funds and other advisory accounts managed by Heartland Advisors, Inc. ("Heartland Advisors Inc.") shall not constitute an Acquiring Person so long as its aggregate beneficial ownership of Common Stock of the Registrant does not exceed 30% of the Common Stock then outstanding.

      Except as expressly amended by the Amendment, the Rights Agreement remains in full force and effect in accordance with its terms. A copy of the Amendment is filed as Exhibit 4.1 and is incorporated herein by this reference.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 21, 1999                             IWERKS ENTERTAINMENT, INC.



                                          By:  /s/ JEFF DAHL
                                             --------------------------
                                               Jeff Dahl
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS                                                             PAGE NUMBER

4.1 Rights Agreement Amendment dated as of July 16, 1999, between Iwerks Entertainment, Inc. and U.S. Stock Transfer Corporation


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